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                                  EXHIBIT 23(i)

                         CONSENT OF INDEPENDENT AUDITORS

To the Board of Directors
KS Bancorp, Inc.
Kenly, North Carolina


        As independent auditors, we hereby consent to the incorporation of our report, dated January 17, 2002, incorporated by reference in this annual report of KS Bancorp, Inc. and Subsidiary on Form 10-KSB, into the Company's previously filed Form S-8 Registration Statement File No. 333-46287.


/s/ Dixon Odom PLLC
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Sanford, North Carolina
March 20, 2002